Convertible Bonds Payable	12 Months Ended
Dec. 31, 2017
Disclosure of convertible bonds payable [Abstract]
Disclosure of debt instruments [text block]
20.	Convertible Bonds Payable

AUO issued unsecured overseas convertible corporate bonds (hereinafter referred to as “ECB”) on October 13, 2010 with par value of US$800,000 thousand and coupon rate at 0%. The duration period is five years commencing from the issuance date.

AUO purchased the outstanding ECB starting from 2011. In 2015, AUO purchased the outstanding ECB with par value of US$399,700 thousand, at costs of US$461,015 thousand. The remaining outstanding balance of ECB with par value of US$14,500 thousand was fully redeemed by AUO at the redemption price equal to 115.34% of the remaining par value of ECB on the maturity date of October 13, 2015, with no exercise of conversion rights.